                                EXHIBIT (10)(a)

                        CONSENT OF INDEPENDENT AUDITORS

                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports
(1) dated February 15, 2002 with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company and (2) dated February 1, 2002 with respect to the subaccounts of Separate Account VA I, which are available for investment by contract owners of Principal Plus
Variable Annuity, included in Post-Effective Amendment No. 2 to the
Registration Statement (Form N-4 No. 333-46594) and related Prospectus of the Principal-Plus Variable Annuity.


                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
April 25, 2002